Senior Notes (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Senior Notes

8. Senior Notes

On December 10, 2010, the Company completed the private placement of $400.0 million aggregate principal amount of the Senior Notes to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act of 1933, as amended. The private placement of the Senior Notes resulted in net proceeds to the Company of approximately $392.0 million. The Senior Notes were issued pursuant to an indenture (the "Indenture"), dated as of December 10, 2010 by and among the Company, Wilmington Trust Company, a Delaware banking corporation, as trustee, and Deutsche Bank Trust Company Americas, a New York banking corporation, as registrar, authentication agent and paying agent.

The Senior Notes will mature on December 15, 2018, and bear interest at a rate of 7.75% per annum, payable semi-annually in cash in arrears on June 15 and December 15 of each year, beginning on June 15, 2011. The Senior Notes are senior unsecured obligations of the Company and are guaranteed by each of the Company's subsidiaries that guarantees the Credit Facilities.

The terms of the Indenture, among other things, limit the ability of the Company and its restricted subsidiaries to (i) incur additional indebtedness or issue certain preferred stock; (ii) pay dividends on, or make distributions in respect of, their capital stock or repurchase their capital stock; (iii) make certain investments or other restricted payments; (iv) sell certain assets; (v) create liens or use assets as security in other transactions; (vi) merge, consolidate or transfer or dispose of substantially all of their assets; and (vii) engage in certain transactions with affiliates. These covenants are subject to a number of important limitations and exceptions that are described in the Indenture.

The Senior Notes are redeemable, in whole or in part, at any time after December 15, 2014, at the redemption prices specified in the Indenture, together with accrued and unpaid interest, if any, to the redemption date. At any time prior to December 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds from one or more equity offerings at a redemption price equal to 107.75% of the principal amount thereof, together with accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 15, 2014, the Company may redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes so redeemed, plus a make-whole premium, plus accrued and unpaid interest, if any, to the redemption date. The Company may also redeem all or part of the Senior Notes at a redemption price equal to 107.75% of the face amount thereof plus accrued and unpaid interest, if any, to the redemption date if specified change of control or business combination events occur on or before 180 days after the issue date of the Senior Notes.

The Company incurred $9.2 million of debt issuance costs in connection with the issuance of the Senior Notes, and amortization of these costs was $0.3 million and $0.6 million during the three and six months ended June 30, 2011, respectively.